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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 24, 2002


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                      1-14337                   36-2875386
----------------------------      ------------------        ------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)

1300 East Ninth Street, Cleveland, Ohio                         44114
---------------------------------------------          -----------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------

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Item 5.  Other Events.

On October 24, 2002, Penton Media, Inc. (the "Company") issued a press release announcing that it has submitted a plan to the New York Stock Exchange (NYSE) outlining how it intends to comply with the NYSE's continued listing criteria. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibits      Description
        --------      -----------

        99.1 Press release dated October 24, 2002, announcing that the Company has submitted a plan to the New York Stock Exchange outlining how it intends to comply with the exchanges continued listing criteria.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Penton Media, Inc.



                                   By:    /s/ Preston L. Vice
                                         ------------------------------------
                                         Name:   Preston L. Vice
                                         Title:  Senior Vice President and
                                                 Corporate Secretary

Date:  October 25, 2002




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                                  EXHIBIT INDEX

Exhibits  Description
--------  -----------

99.1 Press release dated October 24, 2002, announcing that the Company has submitted a plan to the New York Stock Exchange outlining how it intends to comply with the exchanges continued listing criteria.